united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-23798

Flat Rock Enhanced Income Fund

(Exact name of registrant as specified in charter)

Robert K. Grunewald,
Chief Executive Officer
680 S. Cache Street, Suite 100,
P.O. Box 7403,
Jackson, WY 83001
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0262

Registrant’s telephone number, including area code: (307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

# Annual Report

## December 31, 2023

# Flat Rock Enhanced Income Fund

FLAT ROCK GLOBAL

Where Investors Come First

Flat Rock Enhanced Income Fund	Shareholder Letter
December 31, 2023 (Unaudited)

February 29, 2024

Fellow FRBBX Shareholders:

The Flat Rock Enhanced Income Fund (the “Fund”) launched on January 3, 2023, with strong initial interest from investors. By December 31, 2023, the Fund managed $187 million in total assets, invested across 32 CLO BB notes. The Fund provides exposure to over 1,800 middle market loans through its CLO investments. Because of Federal Reserve interest rate increases, middle market loans currently offer yields in the low-double-digit area, but also have the benefit of being senior and secured obligations of the borrower. The CLO’s equity investors absorb the initial losses on the loans within the CLO’s portfolio – we believe this provides a valuable benefit for our Fund’s shareholders.

The Fund returned 14.40% in 2023. We raised the distribution rate twice during the year and finished the year with a distribution rate of 11.77%. During the year the Fund saw appreciation in its CLO notes, as the market began to discount the possibility of a hard landing for the economy.

Fund Performance (Net)

	Inception Through 12/31/2023	Annualized Return From Inception on 1/3/2023	Standard Deviation From Inception on 1/3/2023
Flat Rock Enhanced Income Fund	14.40%	14.53%	1.62%
Bloomberg US Corporate High Yield Index	12.87%	12.98%	5.02%
S&P BDC Total Return Index	26.30%	26.54%	14.89%

The performance data quoted represents past performance. Current performance may be lower or higher than the performance data mentioned above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when repurchased, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 307-500-5200.

We believe the Fund has benefited from favorable market conditions since inception, including increased middle market CLO issuance in a year where overall CLO issuance was down. In our opinion, increased middle market CLO issuance was driven by middle market lenders taking market share from the broadly syndicated loan market, as well as favorable projected returns for middle market CLO securities.

The managers of our largest middle-market CLO holdings at year-end included Monroe Capital, Alliance Bernstein, Barings, Ivy Hill and Brightwood. These managers have met the requirements of our rigorous due diligence process. We view our Fund structure as a favorable way to get exposure to a diversified portfolio of middle market loans, with significant protection against principal loss, which is provided by the CLO’s third-party equity investor. The historical annual default rate for CLO BB notes is 22bps over the last twenty-five years.1

1.          Per S&P Global, for the period from 1997 – 2022

Annual Report | December 31, 2023	1

Flat Rock Enhanced Income Fund	Shareholder Letter
December 31, 2023 (Unaudited)

Our Fund offers investors a published daily NAV, SEC regulation and reporting, minimum 5% quarterly liquidity, and the ability to invest directly into the fund using our ticker, FRBBX.

As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

Glossary: Standard Deviation is a measure that provides the dispersion around a mean. The S&P BDC Total Return Index is designed to track leading business development companies that trade on major U.S. exchanges. The Bloomberg US Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets. The Fund previously compared its performance to the Palmer Square CLO BB Total Return Index; however, the index data is no longer publicly available, and as such, the Fund no longer includes this index in its performance table.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/flat-rock-enhanced-income-fund-frbbx/. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholders may lose part or all of their investment. We intend to invest primarily in the junior debt tranches of CLOs. Our investments in the junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a returns of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain.

The Fund is distributed by Ultimus Fund Distributors, Inc.

2	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Portfolio Update
December 31, 2023 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Enhanced Income Fund’s (the “Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of December 31, 2023

Since Inception(1)
Flat Rock Enhanced Income Fund(2)	14.40%
Bloomberg US Corporate High Yield Index(3)	12.87%
S&P BDC Total Return Index(4)	26.30%

(1)     The Fund’s inception date was on January 3, 2023.

(2)     Performance returns are net of management fees and other Fund expenses.

(3)    The Bloomberg US Corporate High Yield Index is a rules-based, market-value-weighted index engineered to measure publicly issued non-investment grade USD fixed-rate, taxable and corporate bonds.

(4)    The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

The Fund previously compared its performance to the Palmer Square CLO BB Total Return Index; however, the index data is no longer publicly available, and as such, the Fund no longer includes this index in its performance table.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, with a particular emphasis on CLO debt tranches initially rated “BB” by a

Annual Report | December 31, 2023	3

Flat Rock Enhanced Income Fund	Portfolio Update
December 31, 2023 (Unaudited)

nationally recognized statistical rating organizations. The Fund’s investments in the junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of December 31, 2023*

*      Holdings are subject to change.

        Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2023

% of Net Assets
First American Government Obligations Fund	8.80%
Brightwood Capital MM CLO Ltd., Series 2020-1A	7.09%
Ivy Hill Middle Market Credit Fund XIV Ltd., Series 14-A	6.74%
ABPCI Direct Lending Fund CLO Ltd., Series 2023-16A	6.65%
Barings Middle Market CLO Ltd., Series 2023-IA	6.37%
HPS Private Credit CLO LLC, Series 2023-1A	6.24%
Great Lakes CLO Ltd., Series 2021-5A	5.19%
Barings Middle Market CLO Ltd., Series 2023-IIA	4.69%
Guggenheim Corporate Funding, Series 2023-6A	4.16%
ABPCI Direct Lending Fund CLO I LLC, Series 2023-12A	3.53%

*      Holdings are subject to change and exclude cash equivalents.

4	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Portfolio Update
December 31, 2023 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on January 3, 2023 (commencement of operations) and tracking its progress through December 31, 2023.

$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
1/3/23
1/31/23
2/28/23
3/31/23
4/30/23
5/31/23
6/30/23
7/31/23
8/31/23
9/30/23
10/31/23
11/30/23
12/31/23
Flat Rock Enhanced Income Fund – $11,440
S&P BDC Total Return Index – $12,630
Bloomberg US Corporate High Yield Index – $11,287

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of fund shares.

Annual Report | December 31, 2023	5

Flat Rock Enhanced Income Fund	Schedule of Investments
December 31, 2023
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a) - 94.34%
ABPCI Direct Lending Fund ABS II LLC, Series 2022-2A, Class C, 8.24%, 3/1/2032(b)(c)	$3,000,000	$2,696,570
ABPCI Direct Lending Fund CLO I LLC, Series 2023-12A, Class E, 15.07%, 4/29/2035 (3M US SOFR + 968bps)(c)(d)	6,200,000	6,251,440
ABPCI Direct Lending Fund CLO Ltd., Series 2023-15A, Class E, 14.04%, 10/30/2035 (3M US SOFR + 860bp)(c)(d)	3,000,000	2,982,584
ABPCI Direct Lending Fund CLO Ltd., Series 2023-16A, Class E, 13.79%, 2/1/2036 (3M US SOFR + 861bp)(c)(d)	12,000,000	11,760,000
Allegro CLO Ltd., Series 2018-2A, Class E, 11.56%, 7/15/2031 (3M US SOFR + 590bps)(c)(d)	5,550,000	5,162,800
Anchorage Capital CLO Ltd., Series 2014-4RA, Class E, 11.15%, 1/28/2031 (3M US SOFR + 576bps)(c)(d)	1,200,000	1,123,975
Barings Middle Market CLO Ltd., Series 2023-IIA, Class E, 15.82%, 1/20/2032 (3M US SOFR + 1043bp)(b)(c)(d)	8,500,000	8,287,500
Barings Middle Market CLO Ltd., Series 2021-IA, Class D, 14.33%, 7/20/2033 (3M US SOFR + 891bps)(c)(d)	1,000,000	975,231
Barings Middle Market CLO Ltd., Series 2023-IA, Class D, 13.96%, 1/20/2036 (3M US SOFR + 862bp)(c)(d)	11,500,000	11,270,000
BCC Middle Market CLO LLC, Series 2023-1A, Class E, 15.26%, 7/20/2035 (3M US SOFR + 984bps)(c)(d)	3,750,000	3,734,129
BlackRock Maroon Bells CLO XI LLC, Series 2022-1A, Class E, 14.89%, 10/15/2034 (3M US SOFR + 950bps)(c)(d)	4,331,250	4,311,118
Brightwood Capital MM CLO Ltd., Series 2020-1A, Class ER, 14.11%, 1/15/2031 (3M US SOFR + 872bps)(b)(c)(d)	13,000,000	12,538,435
CIFC-LBC Middle Market CLO LLC, Series 2023-1A, Class E, 14.74%, 10/20/2035 (3M US SOFR + 930bps)(c)(d)	3,750,000	3,771,606
Great Lakes CLO Ltd., Series 2021-5A, Class E, 13.16%, 4/15/2033 (3M US SOFR + 776bps)(c)(d)	9,950,000	9,182,209
Guggenheim Corporate Funding, Series 2023-6A, Class E, 14.49%, 1/25/2036 (3M US SOFR + 911bp)(c)(d)	7,500,000	7,350,000
HPS Private Credit CLO LLC, Series 2023-1A, Class E, 15.11%, 7/15/2035 (3M US SOFR + 985bps)(c)(d)	11,000,000	11,037,107
Ivy Hill Middle Market Credit Fund XIV Ltd., Series 14-A, Class D, 12.73%, 4/18/2030 (3M US SOFR + 707bps)(c)(d)	12,250,000	11,921,789
Ivy Hill Middle Market Credit Fund Ltd., Series 7A, Class ERR, 14.10%, 10/20/2033 (3M US SOFR + 868bps)(c)(d)	3,000,000	2,878,055
See Notes to Financial Statements.
6	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Schedule of Investments
December 31, 2023
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a) - 94.34%
MCF CLO IV LLC, Series 2014-1A, Class ERR, 14.33%, 10/20/2033 (3M US SOFR + 865bps)(c)(d)	$1,500,000	$1,451,522
MCF CLO IX Ltd., Series 2019-1A, Class E, 13.56%, 7/17/2031 (3M US SOFR + 816bps)(c)(d)	4,985,000	4,826,645
MCF CLO VIII Ltd., Series 2018-1A, Class E, 12.99%, 7/18/2030 (3M US SOFR + 759bps)(c)(d)	2,000,000	1,922,443
Monroe Capital MML CLO Ltd., Series 2019-2A, Class E, 14.37%, 10/15/2031 (3M US SOFR + 896bps)(c)(d)	3,000,000	2,937,379
Monroe Capital MML CLO Ltd., Series 2021-1A, Class E, 14.17%, 5/20/2033 (3M US SOFR + 880bps)(c)(d)	6,000,000	5,704,607
Monroe Capital MML CLO Ltd., Series 2019-1X, Class ER, 13.99%, 11/22/2033 (3M US SOFR + 862bps)(c)(d)	2,000,000	1,867,466
Monroe Capital MML CLO Ltd., Series 2023-1A, Class E, 14.52%, 9/23/2035 (3M US SOFR + 950bps)(c)(d)	3,000,000	2,986,049
Monroe Capital MML CLO VI Ltd., Series 2018-1A, Class E, 12.56%, 4/15/2030 (3M US SOFR + 716bps)(c)(d)	1,250,000	1,155,330
Monroe Capital MML CLO VII Ltd., Series 2018-2A, Class E, 12.88%, 11/22/2030 (3M US SOFR + 751bps)(c)(d)	6,000,000	5,685,979
Monroe Capital MML CLO VIII Ltd., Series 2019-1A, Class ER, 13.99%, 11/22/2033 (3M US SOFR + 862bps)(c)(d)	4,200,000	3,921,679
Monroe Capital MML CLO X Ltd., Series 2020-1A, Class ER, 14.12%, 5/20/2034 (3M US SOFR + 875bps)(c)(d)	4,500,000	4,307,335
Mountain View CLO LLC, Series 2017-1A, Class E, 12.11%, 10/16/2029 (3M US SOFR + 671bps)(c)(d)	1,750,000	1,689,862
Rad CLO Ltd., Series 2018-2A, Class ER, 11.66%, 10/15/2031 (3M US SOFR + 626bps)(c)(d)	3,600,000	3,419,568
Sound Point CLO Ltd., Series 2017-1A, Class E, 11.63%, 1/23/2029 (3M US SOFR + 622bps)(c)(d)	3,000,000	2,748,431
TCP Whitney CLO Ltd., Series 2017-1A, Class ER, 13.79%, 8/22/2033 (3M US SOFR + 842bps)(c)(d)	4,000,000	3,819,454
Wind River CLO Ltd., Series 2017-4A, Class E, 11.43%, 11/20/2030 (3M US SOFR + 606bps)(c)(d)	1,250,000	1,190,425
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $164,376,126)		$166,868,722

See Notes to Financial Statements.
Annual Report | December 31, 2023	7

Flat Rock Enhanced Income Fund	Schedule of Investments
December 31, 2023
	Shares	Fair Value
SHORT-TERM INVESTMENTS - 8.80%

MONEY MARKET FUNDS - 8.80%
First American Government Obligations Fund, Class X, 5.29%(e)	15,559,892	$15,559,892
TOTAL SHORT-TERM INVESTMENTS (Cost $15,559,892)		15,559,892
TOTAL INVESTMENTS - 103.14% (Cost $179,936,018)		182,428,614
Liabilities in Excess of Other Assets - (3.14)%		(5,540,165)
NET ASSETS - 100.00%		$176,888,449

(a)   The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)   Illiquid security. Security is being fair valued in accordance with the Fund’s fair valuation policies and represents 13.30% of the Fund’s net assets.

(c)    Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as December 31, 2023 was $166,868,722, representing 94.34% of net assets.

(d)   Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(e)    Rate disclosed is the seven day effective yield as of December 31, 2023.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US SOFR - 3 Month SOFR as of December 31, 2023 was 5.33%

See Notes to Financial Statements.
8	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Statement of Assets and Liabilities
December 31, 2023
Assets
Investments in securities at fair value (cost $179,936,018)	$182,428,614
Receivable for fund shares sold	915,683
Dividends and interest receivable	4,495,723
Prepaid expenses	44,193
Total Assets	187,884,213
Liabilities
Mandatorily redeemable preferred stock (net of deferred financing costs of $278,163)(a) (see Note 9)	9,721,837
Incentive fee payable	769,864
Management fee payable	199,830
Payable for excise tax	119,150
Payable for audit and tax services	84,915
Distributions payable on redeemable preferred stock	43,136
Other accrued expenses	26,205
Payable to Administrator	15,827
Payable to trustees	15,000
Total Liabilities	10,995,764
Net Assets	$176,888,449
Net Assets consist of:
Paid-in capital	171,192,894
Accumulated earnings	5,695,555
Net Assets	$176,888,449
Fund Shares:
Net Assets	$176,888,449
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	8,267,370
Net asset value and offering price per share	$21.40

(a)        $10,000 liquidation value per share. 1,000 shares authorized, issued and outstanding.

See Notes to Financial Statements.
Annual Report | December 31, 2023	9

Flat Rock Enhanced Income Fund	Statement of Operations
For the period ended December 31, 2023(a)
Investment Income
Interest income	$13,828,322
Dividend income	618,657
Total investment income	14,446,979
Expenses
Incentive fees	1,419,487
Management fees	1,256,709
Transfer agent fees and expenses	148,212
Distributions on redeemable preferred stock	129,252
Excise tax expense	119,150
Administration expenses	88,858
Audit and tax service fees	85,330
Legal expenses	50,000
Printing expenses	24,691
Amortization of deferred financing costs	23,164
Trustee expenses	15,000
Compliance expenses	12,000
Custodian expenses	9,190
Registration expenses	7,980
Pricing expenses	4,462
Miscellaneous expenses	64,701
Total expenses	3,458,186
Fees voluntarily waived by Adviser	(101,463)
Net operating expenses	3,356,723
Net investment income	11,090,256
Net Change in Unrealized Gain/(Loss) on Investments
Change in unrealized appreciation on:
Investment securities	2,492,596
Net change in unrealized appreciation on investments	2,492,596
Net increase in net assets resulting from operations	$13,582,852

(a)        For the period January 3, 2023 (commencement of operations) to December 31, 2023.

See Notes to Financial Statements.
10	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Statement of Changes in Net Assets

For the Period Ended December 31, 2023(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$11,090,256
Net change in unrealized appreciation of investment securities	2,492,596
Net increase in net assets resulting from operations	13,582,852
Distributions to Shareholders
Distributions paid from Earnings	(8,007,162)
Capital Transactions
Proceeds from shares sold	170,214,229
Reinvestment of distributions	1,937,401
Cost of shares repurchased	(938,871)
Net increase in net assets resulting from capital transactions	171,212,759
Total Increase in Net Assets	176,788,449
Net Assets
Beginning of period	100,000
End of period	$176,888,449
Share Transactions
Shares sold	8,214,560
Shares issued in reinvestment of distributions	92,331
Shares repurchased	(44,521)
Total Shares Transactions	8,262,370

(a)        For the period January 3, 2023 (commencement of operations) to December 31, 2023.

See Notes to Financial Statements.
Annual Report | December 31, 2023	11

Flat Rock Enhanced Income Fund	Statement of Cash Flows
For the period ended December 31, 2023(a)
CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$13,582,852
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(163,376,921)
Proceeds from sales of investment securities	1,556,250
Net purchase/(sales) of short-term investments securities	(15,559,892)
Amortization of premium and accretion of discount on investments, net	(2,555,455)
Net realized gain/(loss) on:
Investments	—
Net change in unrealized (appreciation)/depreciation on:
Investments	(2,492,596)
(Increase)/Decrease in assets:
Receivable for fund shares sold	(915,683)
Dividends and interest receivable	(4,495,723)
Prepaid expenses	(44,193)
Increase/(Decrease) in liabilities:
Management fee payable	199,830
Payable for excise tax	119,150
Payable to Administrator	15,827
Incentive fee payable	769,864
Payable for audit and tax service fees	84,915
Payable to trustees	15,000
Other accrued expenses	26,205
Net cash used in operating activities	(173,070,570)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	170,214,229
Cost of shares repurchased	(938,871)
Distributions paid (net of reinvestments)	(6,069,761)
Mandatorily redeemable preferred stock (net of deferred financing costs of $278,163)	9,721,837
Distributions payable on redeemable preferred stock	43,136
Net cash provided by financing activities	172,970,570
Net increase/(decrease) in cash	(100,000)
Cash, beginning of period	$100,000
Cash, end of period	$—
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$1,937,401
Cash paid for interest on mandatory redeemable preferred stock:	$129,252

(a)        For the period January 3, 2023 (commencement of operations) to December 31, 2023.

See Notes to Financial Statements.
12	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Financial Highlights
(For a share outstanding during the period)
For the Period Ended December 31, 2023*(a)
Selected Per Share Data
Net asset value, at beginning of period	$20.00
Income from investment operations:
Net investment income(b)	2.55
Net realized and unrealized gain on investments	0.25
Total from investment operations	2.80
Less distributions to shareholders from:
Net investment income	(1.40)
Total distributions	(1.40)
Net asset value, at end of period	$21.40
Total Return(c)	14.35%(d)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$176,888
Ratios to Average Net Assets (including distributions on mandatorily redeemable preferred stock)
Ratio of expenses to average net assets including fee waivers	3.68%(e)(f)
Ratio of expenses to average net assets excluding waivers	3.79%(e)
Ratio of net investment income to average net assets including fee waivers	12.17%(e)
Ratio of net investment income to average net assets excluding fee waivers	12.06%(e)
Ratios to Average Net Assets (excluding distributions on mandatorily redeemable preferred stock)
Ratio of expenses to average net assets including fee waivers	3.54%(e)(f)
Ratio of expenses to average net assets excluding waivers	3.65%(e)
Ratio of net investment income to average net assets including fee waivers	12.31%(e)
Ratio of net investment income to average net assets excluding fee waivers	12.20%(e)
Portfolio turnover rate	2%(d)
Redeemable Preferred Stock:
Liquidation value, end of period (000s)	$10,000
Asset coverage, end of period per share(g)	18,705

*      Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)        For the period January 3, 2023 (commencement of operations) to December 31, 2023.

(b)        Based on average shares outstanding during the period.

See Notes to Financial Statements.
Annual Report | December 31, 2023	13

Flat Rock Enhanced Income Fund	Financial Highlights
(For a share outstanding during the period)

(c)     Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)     Not annualized.

(e)     Annualized.

(f)     The ratio of expenses to average net assets including fee waivers includes $101,463 in voluntary advisory waivers representing (0.11)%. For the period from January 3, 2023 to April 30, 2023, the Adviser voluntarily agreed to fully waive the management fee for the Fund. This voluntary waiver is not subject to recoupment.

(g)    Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock.

See Notes to Financial Statements.
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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023
1. ORGANIZATION

Flat Rock Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on April 19, 2022 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to January 3, 2023, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 9. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

Annual Report | December 31, 2023	15

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for fair value determination. The day-to-day implementation of the Fund’s fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), under the oversight and supervision of the Board. The Adviser is not considered a valuation designee for purposes of Rule 2a-5.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

The Fund primarily invests in junior debt tranches of collateralized loan obligations (“CLOs”), and to a lesser extent in the equity tranches of CLOs. In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates — all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value and will instead utilize another methodology outlined above to make its own assessment of fair value.

Federal Income Taxes: The Fund intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s December 2023, year-end tax returns. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the period ended December 31, 2023, the Fund did not incur any interest or penalties.

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2	-

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report | December 31, 2023	17

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Debt	$—	$—	$166,868,722	$166,868,722
Short-Term Investments	15,559,892	—	—	15,559,892
Total	$15,559,892	$—	$166,868,722	$182,428,614

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2023:

	Balance as of January 3, 2023	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfer in Level 3	Transfer out Level 3	Balance as of December 31, 2023
Collateralized Loan Obligations Debt	$—	$—	$2,555,454	$2,492,596	$163,376,922	$(1,556,250)	$—	$—	$166,868,722

The net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2023 was as follows:

Net Change in Unrealized Appreciation (Depreciation)
Collateralized Loan Obligations Debt	$2,492,596
Total	$2,492,596

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2023:

Assets	Fair Value as of December 31, 2023	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
Collateralized Loan Obligations Debt	$128,201,222	Market Quotes	NBIB(1)	89.89 – 100.83/ (96.46)	N/A
	$38,667,500	Recent Transaction	Acquisition Cost	97.50 – 98.00/ (97.89)	N/A

(1)   The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO debt investments. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by Flat Rock Global, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

(2)   Weighted averages are calculated based on fair value of investments.

(3)   The impact on fair value measurement of an increase in each unobservable input is in isolation.

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023
4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

In addition to the management fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•     No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% per quarter (or an annualized rate of 7.00%);

•     100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.0588%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.0588%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.0588% in any calendar quarter; and

•     15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0588% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

For the period ended December 31, 2023, the Adviser earned $1,256,709 in management fees and $1,419,487 in incentive fees. For the period ended December 31, 2023, the Adviser voluntarily waived $101,463 in advisory fees. This voluntary waiver is not subject to recoupment. The Adviser paid all expenses related to the organization, offering, and initial registration of the Fund. Such expenses are not subject to repayment by the Fund to the Adviser.

Annual Report | December 31, 2023	19

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement, Ultimus receives fees from the Fund for these services.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund. Under the terms of a Distribution Agreement, the Distributor receives fees from the Fund for these services.

Ultimus, U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of February, May, August and November. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the period ended December 31, 2023, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the repurchase pricing dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	January 9, 2023	April 10, 2023
Repurchase Request Deadline	February 13, 2023	May 15, 2023
Repurchase Pricing Date	February 13, 2023	May 15, 2023
Amount Repurchased	$—	$46,458
Shares Repurchased	—	2,245

	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	July 10, 2023	October 11, 2023
Repurchase Request Deadline	August 14, 2023	November 15, 2023
Repurchase Pricing Date	August 14, 2023	November 15, 2023
Amount Repurchased	$280,131	$612,282
Shares Repurchased	13,189	29,087

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023
6. PORTFOLIO INFORMATION

Purchases and sales of securities for the period ended December 31, 2023, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$160,508,172	$1,556,250
7. TAXES

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2023, was as follows:

Gross Unrealized Appreciation	$2,629,925
Gross Unrealized Depreciation	(137,329)
Net Unrealized Appreciation on Investments	$2,492,596
Tax Cost	$179,936,018

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal period ended December 31, 2023, was as follows:

Distributions paid from:
Ordinary Income	$8,007,162
Long-Term Capital Gain	—
Total	$8,007,162

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under U.S. GAAP. The amount reclassified did not affect net assets. The reclassification related to non deductible offering costs and excise taxes paid was as follows:

Paid-in Capital	Accumulated Earnings
$(119,865)	$119,865

At December 31, 2023, the components of accumulated earnings/(accumulated deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	$3,202,959
Undistributed Long-Term Capital Gains	—
Unrealized Appreciation on Investments	2,492,596
Total Accumulated Earnings	$5,695,555

Annual Report | December 31, 2023	21

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023
8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk: Investments in CLOs carry risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility, and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the Israel-Hamas conflict as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Annual Report | December 31, 2023	23

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non‐payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high‐yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third‐party bid‐ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.
9. MANDATORILY REDEEMABLE PREFERRED STOCK

At December 31, 2023, the Fund had issued and outstanding 1,000 shares of Series A Term Preferred Shares. The Series A Term Preferred Shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 1,000 of Series A Term Preferred Shares on November 7, 2023. The Series A Term Preferred Shares are entitled to a dividend at a rate of 3 month SOFR + 3.75% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2023

(whether or not declared) exclusively at the Fund’s option commencing on November 9, 2023. The Fund determined that the liquidation preference of the Series A Term Preferred Shares reflected their fair value as of December 31, 2023 because the shares were issued near the Fund’s fiscal year-end.

Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Unamortized Deferred Issuance Costs	Carrying Value of Preferred Shares	Estimated Fair Value as of December 31, 2023
Series A	November 9, 2025	3M SOFR + 3.75%	1,000	$10,000,000	$278,163	$9,721,837	$10,000,000
10. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was first applied to the reinvestment of cash distributions paid on or after, May 9, 2023.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the shares as of such date.

11. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

12. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to December 31, 2023, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 9, 2024	January 8, 2024	January 10, 2024	$0.210
February 9, 2024	February 8, 2024	February 12, 2024	$0.210

On January 9, 2024, the Fund commenced a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	January 9, 2024
Repurchase Request Deadline	February 14, 2024
Repurchase Pricing Date	February 14, 2024
Amount Repurchased	$2,561,051
Shares Repurchased	119,452

Annual Report | December 31, 2023	25

Flat Rock Enhanced Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Flat Rock Enhanced Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Flat Rock Enhanced Income Fund (the “Fund”) as of December 31, 2023, the related statements of operations, cash flows, and changes in net assets, the related notes, and the financial highlights for the period from January 3, 2023 (commencement of operations) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the period from January 3, 2023 (commencement of operations) through December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Flat Rock Global, LLC since 2018.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 29, 2024

26	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Additional Information
December 31, 2023 (Unaudited)
PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE	Rev. Oct. 2022
FACTS	WHAT DOES FLAT ROCK ENHANCED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Enhanced Income Fund chooses to share; and whether you can limit this sharing.

Annual Report | December 31, 2023	27

Flat Rock Enhanced Income Fund	Additional Information
December 31, 2023 (Unaudited)
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Enhanced Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (307) 500-5200

28	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Additional Information
December 31, 2023 (Unaudited)
WHO WE ARE
Who is providing this notice?	Flat Rock Enhanced Income Fund
WHAT WE DO
How does Flat Rock Enhanced Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Enhanced Income Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Annual Report | December 31, 2023	29

Flat Rock Enhanced Income Fund	Additional Information
December 31, 2023 (Unaudited)
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Enhanced Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Enhanced Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Flat Rock Enhanced Income Fund doesn’t jointly market.

30	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Trustees & Officers
December 31, 2023 (Unaudited)

The Fund’s statement of additional information includes additional information about the Fund’s Trustees and officers and is available without charge, upon request, by calling (212) 596-3413 or by visiting www.flatrockglobal.com. The business address for each Trustee and officer of the Fund is c/o Flat Rock Enhanced Income Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted.

Trustees

We have divided the trustees into two groups — Interested Trustees and Independent Trustees. Information regarding the members of the Board is as follows:

Interested Trustee

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Robert K. Grunewald (1962)*	Interested Trustee and Chief Executive Officer, Since Inception	President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund (since 2018); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).	3	Flat Rock Core Income Fund; Flat Rock Opportunity Fund; Flat Rock Capital Corp.

*      Mr. Grunewald is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Flat Rock Global.

(1)   Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)   The term “Fund Complex” includes the Fund, Flat Rock Core Income Fund and Flat Rock Opportunity Fund.

Annual Report | December 31, 2023	31

Flat Rock Enhanced Income Fund	Trustees & Officers
December 31, 2023 (Unaudited)

Independent Trustees

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Marshall H. Durston (1959)	Independent Trustee, Since Inception	Retired (since 2023); Managing Director of Spaulding & Slye Investments, a wholly owned subsidiary of Jones Lang LaSalle (2010 to 2023).	3	Flat Rock Core Income Fund; Flat Rock Opportunity Fund; Flat Rock Capital Corp.
R. Scott Coolidge (1955)	Independent Trustee, Since Inception	Partner at Human Capital Advisors (since 2015); Senior Vice President and Vice President, Freddie Mac (2003 to 2015).	3	Flat Rock Core Income Fund; Flat Rock Opportunity Fund; Flat Rock Capital Corp.
Paul E. Finnen (1958)	Independent Trustee, Since Inception	Owner, Paul E. Finnen & Associates (a Real Estate Appraisal company) (1985 to Present)	2	Flat Rock Core Income Fund

(1)   Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)   The term “Fund Complex” includes the Fund, Flat Rock Core Income Fund and Flat Rock Opportunity Fund.

32	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Trustees & Officers
December 31, 2023 (Unaudited)

Officers Who are Not Trustees

Information regarding our officers who are not trustees is as follows:

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Ryan Ripp (1987)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, Since Inception

Chief Financial Officer and Chief Compliance Officer of Flat Rock Global, LLC, Flat Rock Core Income Fund and Flat Rock Opportunity Fund (Since 2021); Consultant, Boston Consulting Group (2020 to 2021); Associate, McKinsey & Company (2017 to 2020); Senior Associate, Equity Research, Citi (2014 to 2016)

Shiloh Bates (1974)	Chief Investment Officer, Since Inception

Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Opportunity Fund (since 2018); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

Andy Chica (1984)(2)	Chief Compliance Officer, Since Inception

Chief Compliance Officer of Flat Rock Opportunity Fund, Flat Rock Core Income Fund and Flat Rock Global, LLC (since 2022); Principal, NexTier Solutions (since 2022); Chief Compliance Officer and Compliance Director, Cipperman Compliance Services, LLC (2019 to 2022); Chief Compliance Officer, Hatteras Funds (2007 to 2019).

(1)   Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

(2)   The address for Andy Chica is P.O. Box 847 Morrisville, NC 27560.

Annual Report | December 31, 2023	33

Must be accompanied or preceded by a Prospectus.
Ultimus Fund Distributors, LLC is the Distributor for the Flat Rock Enhanced Income Fund.

(b)       Not applicable to Registrant.

Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report on Form N-CSR, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, (i) the code was amended and restated to clarify the responsibilities of certain officers under the code and (ii) no implicit or explicit waivers to the provisions of the code of ethics were granted. The Registrant’s code of ethics, as adopted on May 23, 2023, is attached as an exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Marshall H. Durston as the Fund’s “audit committee financial expert,” as defined in the instructions to Item 3(a) of Form N-CSR, based on the Board’s review of his qualifications. Mr. Durston is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees: For the Registrant’s fiscal year ended December 31, 2023, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements was $82,500.

(b)       Audit-Related Fees: For the Registrant’s fiscal year ended December 31, 2023, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item was $0.

(c)       Tax Fees: For the Registrant’s fiscal year ended December 31, 2023, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $10,500. The tax fees for fiscal year 2023 are related to dividend calculation, excise tax preparation and tax return preparation.

(d)       All Other Fees: For the Registrant’s fiscal year ended December 31, 2023, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item was $0.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’sprincipal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)  No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)       The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Fund and the Fund’s investment adviser for the fiscal year ended December 31, 2023 was $0.

(h)       Not applicable.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 6. Schedule of Investments.

(a)       The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)       Not applicable to Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Flat Rock Enhanced Income Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Enhanced Income Fund, 680 S Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Registrant’s Portfolio Managers as of December 31, 2023 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since January 2023

President and Chief Executive Officer of Flat Rock Enhanced Income Fund (since 2022); President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund (since 2018); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).

Shiloh Bates	Portfolio Manager	Since January 2023

Chief Investment Officer of Flat Rock Enhanced Income Fund (since 2022); Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Opportunity Fund (since 2018); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

(a)(2)  Other accounts managed by the Registrant’s Portfolio Managers as of December 31, 2023:

Name		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert K. Grunewald	Registered Investment Companies	2	$645.2M	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Shiloh Bates	Registered Investment Companies	2	$645.2M	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

We have entered into an Investment Advisory Agreement with Flat Rock Global. Certain of the executive officers, directors/trustees and finance professionals of Flat Rock Global who perform services for us on behalf of Flat Rock Global may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of Flat Rock Global, including Flat Rock Opportunity Fund and Flat Rock Core Income Fund. Further, Flat Rock Global and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Flat Rock Global, its personnel and certain of its affiliates will have conflicts of interest in allocating management time, investment opportunities, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Flat Rock Global has policies and procedures in place designed to manage the conflicts of interest between Flat Rock Global’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and Flat Rock Global’s other clients.

(a)(3)  Portfolio Manager compensation as of December 31, 2023:

Mr. Shiloh Bates is a Portfolio Manager of the Fund. Mr. Bates holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

Mr. Grunewald is a Portfolio Manager of the Fund. Mr. Grunewald holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

(a)(4)  Dollar range of securities owned by the Registrant’s Portfolio Managers as of December 31, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	$100,001 - $500,000
Shiloh Bates	None

(1)      Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000

(2)      Beneficial ownership has been determined in accordance with Rule 15a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

(3)      The dollar range of equity beneficially owned is based on the closing price of $21.40 per share on December 31, 2023.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees

Item 16. Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

(a)       Not applicable.

(b)       Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1)  The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 19(a)(1).

(a)(2)  The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as EX99.Cert.

(a)(3)  None.

(a)(4)  Not applicable.

(b)       The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flat Rock Enhanced Income Fund
By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	3/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	3/7/2024
By	/s/ Ryan Ripp
Ryan Ripp Chief Financial Officer (Principal Financial Officer)
Date	3/7/2024